AEW REAL ESTATE FUND

Supplement dated August 10, 2016 to the Prospectus and Statement of Additional Information of the AEW Real Estate Fund (the “Fund”), dated May 1, 2016, as may be revised and supplemented from time to time.

Roman Ranocha, Co-Portfolio Manager of the Fund, recently passed away unexpectedly. Mr. Ranocha had been part of the team at AEW Capital Management, L.P. for over 16 years and had co-managed the Fund since 2006. Accordingly, effective immediately, all references to Mr. Ranocha and corresponding disclosure related to Mr. Ranocha in the Fund’s Prospectus and Statement of Additional Information are hereby deleted. Matthew A. Troxell, Senior Portfolio Manager, and Co-Portfolio Managers John Garofalo and J. Hall Jones, Jr. will continue to manage the Fund.